                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            U.S. FILTER CORPORATION
- - --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- - --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                       UNITED STATES FILTER CORPORATION

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 11, 1995

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of United States Filter Corporation (the "Company") will be held at the Radisson Resort Hotel, 76-661 Highway 111, Indian Wells, California 92210 on Monday, September 11, 1995 at 9:30 a.m., Pacific Daylight Time, for the following purposes, as more fully described in the attached Proxy Statement:

    1. To elect four directors, each for a term of three years;

    2. To approve an amendment to the Company's 1991 Employee Stock Option Plan to increase the number of authorized shares;

    3. To ratify the appointment of KPMG Peat Marwick as independent accountants for the Company; and

    4. To consider and act upon such other matters as may properly come before the meeting.

  The Board of Directors has fixed the close of business on July 21, 1995 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder during ordinary business hours for a period of at least ten days prior to the Annual Meeting at the executive offices of the Company, 73-710 Fred Waring Drive, Palm Desert, California 92260.

  You are cordially invited to attend the Annual Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Annual Meeting and vote your shares in person, you may revoke your proxy at that time.

  A majority of the outstanding voting securities of the Company must be represented, in person or by proxy, at the Annual Meeting in order that business may be transacted. Therefore, your promptness in returning the enclosed proxy will help to ensure that the Company will not have to bear the expense of undertaking a second solicitation.

                                          By Order of the Board of Directors

                                          Donald L. Bergmann
                                          Secretary

July 24, 1995

                       UNITED STATES FILTER CORPORATION
                           73-710 FRED WARING DRIVE
                         PALM DESERT, CALIFORNIA 92260

                               ----------------

                                PROXY STATEMENT
                                 JULY 24, 1995

                               ----------------

                                 INTRODUCTION

  The accompanying proxy is solicited by the Board of Directors of United States Filter Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, September 11, 1995 at the Radisson Resort Hotel, 76-661 Highway 111, Indian Wells, California 92210 at 9:30 a.m., Pacific Daylight Time and at any adjournment of the Annual Meeting. The voting securities of the Company comprise the common stock of the Company (the "Common Stock"), the Series A Voting Cumulative Convertible Preferred Stock of the Company (the "Series A Preferred Stock") and the Series B Voting Convertible Preferred Stock of the Company (the "Series B Preferred Stock"). All shares of the Common Stock and all shares of the Series A Preferred Stock and Series B Preferred Stock represented by a properly completed proxy received in time for the Annual Meeting will be voted by the proxy holders as provided therein. If no direction is given in the proxy, it will be voted "FOR" (i) the election of the directors nominated; (ii) the proposal to approve the amendment to the Company's 1991 Employee Stock Option Plan; and (iii) the ratification of the appointment of KPMG Peat Marwick as the Company's independent accountants. With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment.

  The proxy may be revoked at any time before it has been exercised by giving written notice of revocation to the Secretary of the Company, by executing and delivering to the Secretary a proxy dated as of a later date than the enclosed proxy, or by attending the Annual Meeting and voting in person.

  This Proxy Statement, together with the accompanying proxy, is first being mailed to stockholders on or about July 24, 1995.

  Holders of record of Common Stock and holders of record of Series A Preferred Stock and Series B Preferred Stock (together the "Voting Securities") at the close of business on July 21, 1995 are entitled to vote at the Annual Meeting. There were 22,228,776 shares of Common Stock, 880,000 shares of Series A Preferred Stock and 139,518 shares of Series B Preferred Stock outstanding as of the record date. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders are entitled to cast one vote per share on each matter presented for consideration and action at the Annual Meeting.

  Abstentions may be specified as to all proposals to be brought before the Annual Meeting, other than the election of directors. Under the rules of the New York Stock Exchange, Inc. (the "NYSE"), brokers holding shares for customers have authority to vote on certain matters when they have not received instructions from the beneficial owners, and do not have such authority as to certain other mattes (so-called "broker non-votes"). The NYSE has advised the Company that member firms of the NYSE may not vote without specific instruction from beneficial owners on the proposal to be considered at the Annual Meeting to amend the Company's 1991 Employee Stock Option Plan, but that such specific instructions are not required as to the election of directors or the ratification of the appointment of independent accountants.

  Approval of the proposals to be brought before the Annual Meeting (not including the election of directors) will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy at the Annual Meeting and entitled to vote thereon. As to those proposals, if a stockholder abstains from voting certain shares it will have the effect of a negative vote, but if a broker indicates that it does not have authority to vote certain shares, those shares will not be considered present and entitled to vote with respect to that proposal and therefore will have no effect on the outcome of the vote. With regard to the election of directors, votes may be cast in favor or withheld. The four persons receiving the highest number of favorable votes will be elected as directors of the Company.

                             ELECTION OF DIRECTORS

  The Board of Directors of the Company is divided into three classes, Class I, Class II and Class III, and is currently fixed at ten directors. Each class consists of one-third of the total number of directors (or as nearly as may be possible) and one class is elected each year for a three-year term. The terms of the Class II directors expire this year and their successors are to be elected at the Annual Meeting for a three-year term expiring in 1998. The terms of the Class III and Class I directors do not expire until 1996 and 1997, respectively.

               NAME                  AGE       POSITION WITH THE COMPANY
               ----                  ---       -------------------------
CLASS II DIRECTORS--Nominees for
 Election to Term Expiring in 1998.
James R. Bullock...................   51 Director
Arthur B. Laffer...................   54 Director
Alfred E. Osborne, Jr. ............   50 Director
Michael J. Reardon.................   41 Director, Executive Vice President and
                                          Chief Operating Officer
CLASS III DIRECTORS--Present Term
 Expires in 1996.
James E. Clark.....................   66 Director
Richard J. Heckmann................   51 Chairman of the Board, President and
                                          Chief Executive Officer
J. Atwood Ives.....................   59 Director
CLASS I DIRECTORS--Present Term
 Expires in 1997.
John L. Diederich..................   58 Director
Tim L. Traff.......................   36 Director and Senior Vice President
C. Howard Wilkins, Jr. ............   57 Director

  All of the nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends.

  Biographical Information. The following biographical information is furnished for the four nominees comprising the Class II directors, and also for the Class I and II directors. All directors were previously elected by the Company's stockholders, except for Mr. Bullock, who was elected by the Board of Directors in January 1995.

    Mr. Bullock has been President and Chief Executive Officer and a director of Laidlaw Inc. since October 1993. Prior thereto he was President and Chief Executive Officer of The Cadillac Fairview Corporation from 1987 to 1993. He is a director of Telemedia Inc.

    Dr. Laffer has been Chairman and Chief Executive Officer of A.B. Laffer, V.A. Canto & Associates, an economic research and financial firm (and its predecessor, A.B. Laffer Associates), since founding the firm in 1979. He is also Chairman of Calport Asset Management, Inc., a money management firm.

  Dr. Laffer has been Chief Executive Officer of Laffer Advisors, Inc., a registered broker-dealer and investment advisor, since 1981. He was the Charles B. Thornton Professor of Business Economics at the University of Southern California from 1976 through 1984, Distinguished University Professor at Pepperdine University from October 1984 to September 1987, and was a member of President Reagan's economic policy advisory board. Dr. Laffer received a B.A. degree in economics from Yale University and later received an M.B.A. degree and a Ph.D. in economics from Stanford University. He is a director of Lottery Enterprise, Inc., Master, Inc., Nicholas Applegate Mutual and Growth Equity Funds and Value Vision, Inc.

    Dr. Osborne is Director of Entrepreneurial Studies Center and Associate Professor of Business Economics at the John E. Anderson Graduate School of Management at UCLA. He has been on the UCLA faculty since 1972. Dr. Osborne was educated at Stanford University, where he earned a B.S. degree in electrical engineering, an M.B.A. in finance, a master's degree in economics and a Ph.D. in business-economics. He is a director of First Interstate Bank of California, Greyhound Lines, Inc., Nordstrom, Inc., ReadiCare, Inc., Seda Specialty Packaging Corporation and The Times Mirror Company.

    Mr. Reardon was appointed Chief Operating Officer of the Company on September 28, 1993, having previously served as Executive Vice President of the Company since February 17, 1992, and prior to that as the Chief Financial Officer and Secretary of the Company since July 16, 1990. He became President and General Manager of Illinois Water Treatment, Inc., a subsidiary of the Company, in March 1992. From 1981 to July 1990 he was Chief Financial Officer of The C&C Organization, a company engaged in restaurant ownership, management and construction. Mr. Reardon is a certified public accountant and was a senior auditor with Arthur Anderson & Co. from 1978 to 1981.

    Mr. Clark was President of Western Operations for Prudential Insurance from 1978 to June 1990. Since June 1990, he has been a consultant and a private investor. Mr. Clark is also director of Asian Business Connection, Durotest Corporation, The Earth Technology Corporation and Managed Health Network, Inc. He is also a trustee of the Yul Brynner Foundation.

    Mr. Heckmann was elected Chairman of the Board of Directors, President and Chief Executive Officer of the Company on July 16, 1990. Mr. Heckmann was a Senior Vice President at Prudential-Bache Securities in Rancho Mirage, California from January 1982 to August 1990. He joined the U.S. Small Business Administration in 1977 and served as Associate Administrator for Finance and Investment from 1978 to 1979. Prior thereto he was founder and Chairman of the Board of Tower Scientific Corporation, a manufacturer of custom prosthetic devices, which was sold to Hexcel Corporation in 1977. Mr. Heckmann is also a director of Air Cure Environmental Inc., Smith Sport Optics, The Earth Technology Corporation and U.S.A. Waste.

    Mr. Ives is Chairman and Chief Executive Officer of Eastern Enterprises. Prior to joining Eastern in 1991, he was Vice Chairman, Chief Financial Officer and Member of the Office of the Chairman for more than five years of General Cinema Corporation and since 1987 of The Neiman Marcus Group, Inc. He is a Trustee of the Museum of Fine Arts, Boston and a Director or Trustee of several mutual funds advised by Massachusetts Financial Services Company.

    Mr. Diederich has been Executive Vice President--Chairman's Counsel for Aluminum Company of America ("Alcoa") since August 1991. Prior to assuming his present position, he had been Group Vice President--Alcoa Metals and Chemicals since 1986 and a Vice President of Alcoa since 1982. Mr. Diederich is a trustee of Shadyside Hospital and a director of Copperweld Steel Company Industries and Alcoa Foundation.

    Mr. Traff was first appointed a Senior Vice President of the Company on December 8, 1992, having previously been Vice President--Corporate Development since March 1992. He had been President of Traff Capital Management, a money management company, since 1989. From 1985 to 1988 he was an analyst at

  SIT Investment, a money management company. Mr. Traff received a B.S. degree in business economics from the University of Minnesota.

    Mr. Wilkins served as the United States Ambassador to the Netherlands from June 1989 to July 10, 1992. Prior to being Ambassador and thereafter, Mr. Wilkins has been Chairman of the Board of Maverick Restaurant Corp., which owns and operates restaurants under franchise agreements, and Maverick Development Corp. He was Vice Chairman of Pizza Huts, Inc. until 1975. From 1981 to 1983 Mr. Wilkins served as a director of U.S. Synthetic Fuels Corporation. Mr. Wilkins received a B.A. degree from Yale University in 1960.

  Meetings and Committees. During the fiscal year ended March 31, 1995 ("Fiscal 1995"), the Board of Directors met on five occasions and also took action four times by written consent. Each director nominee attended at least 75% of the Board and applicable Board Committee meetings, except for Mr. Diederich.

  The Board of Directors of the Company has three standing committees, the Audit, Compensation and Nominating Committees.

  The Audit Committee comprises Mr. Clark, Mr. Ives, Dr. Osborne and Dr. Laffer, who serves as Chairman. The principal functions of the Audit Committee are to review with the Company's independent auditors and management the plan and results of the Company's audit, to review the Company's systems of internal control and to recommend the engagement or the discharging of the Company's independent auditors. The Audit Committee met once during Fiscal 1995.

  The Compensation Committee comprises Mr. Clark, Mr. Diederich, Mr. Wilkins and Dr. Osborne, who serves as Chairman. The Compensation Committee reviews and determines the compensation of the Company's senior management and administers the 1991 Employee Stock Option Plan. The Compensation Committee met on four occasions and took action four times by written consent during Fiscal 1995.

  The Nominating Committee comprises Mr. Reardon, Mr. Traff and Mr. Heckmann, who serves as Chairman. The Nominating Committee evaluates potential candidates as nominees for the Board of Directors and recommends to the Board of Directors the nominees for election as directors at the annual meeting of stockholders. In recommending candidates for the Board of Directors, the Nominating Committee will seek individuals having experience in fields applicable to the Company's goals and functions. Stockholders who wish to suggest qualified candidates should write to the Secretary of the Company, stating the qualifications of such persons for consideration by the Nominating Committee. The Nominating Committee met once during Fiscal 1995.

  Compensation of Directors. Directors receive no cash compensation for their services as directors, although they are reimbursed for out-of-pocket expenses incurred in attending meetings. Each director who is not an employee of the Company participates in the Company's 1991 Directors Stock Option Plan. Pursuant to that Plan, Directors of the Company who are neither officers nor employees of the Company or its subsidiaries are granted as of April 1 of each year options to purchase 8,000 shares of the Company's Common Stock at an exercise price equal to the higher of (i) $2.00 less than the fair market value of the Common Stock or (ii) 60% of that fair market value, in both instances determined on the date of grant. In addition, this Plan provides that, at the time a director is first elected to the Board, options priced in accordance with this formula are granted to the new director. The number of such options is 8,000 if the election occurs during the first six months of the Company's fiscal year and 4,000 if the election occurs during the last six months of the Company's fiscal year. During Fiscal 1995, options to purchase 8,000 shares of Common Stock were granted under this Plan to Messrs., Clark, Diederich, Ives, Laffer, Osborne and Wilkins on April 1, 1994 at an exercise price of $12.62 per share and options to purchase 4,000 shares of Common Stock were granted under this Plan to Mr. Bullock on January 13, 1995 at an exercise price of $14.75 per share.

  Certain Voting Arrangements. Pursuant to the agreements whereby the Company acquired Ionpure Technologies from Eastern Enterprises in 1993, the Company agreed, so long as Eastern Associated Securities

Corporation, or its affiliates (collectively with Eastern Enterprises, "Eastern"), own at least 5% of the Company's voting securities, to nominate J. Atwood Ives (or his successor at Eastern) for election to the Board and, so long as Eastern owns at least 10% of the Company's voting securities, Eastern has the right to designate a second member of the Board. The Company also agreed that Mr. Ives (or his successor) will be a member of the Audit Committee of the Board and that, upon request and with the consent of the Board, Mr. Ives will also be appointed to the Compensation Committee or any other committee of the Board, other than the Nominating Committee. Pursuant to the agreements whereby the Company acquired Smogless S.p.A. ("Smogless") in September 1994, the Company agreed, so long as Laidlaw Inc. and its affiliates ("Laidlaw") own at least 5% of the Company's voting securities, to nominate a person designated by Laidlaw for election to the Board. In addition, Eastern and Laidlaw agreed to vote all shares owned by them for the Board's nominees for election to the Board, and on all other matters in the same proportion as the votes cast by other holders of voting securities, other than those that relate to any business combination or similar transaction involving the Company or any amendment to the Company's Certificate of Incorporation or By-laws.

  Eastern and Laidlaw have also agreed not to (i) solicit proxies in opposition to a recommendation of the Board, (ii) join a group for the purpose of acquiring, voting or disposing of voting securities of the Company or (iii) solicit stockholders for the approval of one or more stockholder proposals.

  Eastern and Laidlaw have each separately agreed not to acquire voting securities of the Company during the six-year period following the date of the Ionpure Technologies acquisition in the case of Eastern or the Smogless acquisition in the case of Laidlaw if, after the acquisition, its percentage share of the Company's voting power would exceed its percentage share on the date of consummation of the Ionpure Technologies or the Smogless acquisition, as the case may be, except under certain circumstances, including if any person makes (a) an offer to acquire voting securities of the Company that would result in such person owning 20% or more of the voting power of the Company or (b) a formal proposal for a business combination involving control of the Company, which proposal is either (i) not withdrawn or terminated or rejected by the Board within 30 days after such proposal is made or (ii) is accepted by the Board.

             PROPOSAL TO AMEND THE 1991 EMPLOYEE STOCK OPTION PLAN

  Stockholders are being asked to approve an amendment to the Company's 1991 Employee Stock Option Plan which would increase the number of shares that are authorized to be issued under that Plan by 750,000 shares.

  The Company believes that in order to attract, retain and motivate key employees it is desirable to be able to offer stock options, as an incentive, tied to the Company's stock price performance. As the Company has grown over the past several years, including through acquisitions that have involved the issuance of additional shares of Common Stock, the Company has believed it appropriate to increase the number of shares of Common Stock available for employee stock options. Accordingly, the Board of Directors on February 28, 1991 unanimously adopted the 1991 Employee Stock Option Plan under which plan, as amended by the Board thereafter and approved by the stockholders on October 29, 1991, September 28, 1992, December 1, 1993 and September 14, 1994 (the "Employee Plan"), a total of 1,837,500 shares of Common Stock were reserved for issuance. This number reflects the 1994 three-for-two split, in the form of a stock dividend of the Company's Common Stock. As of July 15, 1995, of the 1,837,500 shares reserved under the Plan, 337,121 option shares had been previously exercised and 1,482,334 options remained outstanding. In addition, an option to purchase 150,000 shares was granted on April 3, 1995 to the Company's Chief Executive Officer, subject to the approval of the proposed amendment. The Company believes that it is desirable to increase the number of shares authorized under the Plan by an additional 750,000 shares and, accordingly, the Board of Directors voted to amend the Employee Plan to increase the number of shares reserved for issuance from 1,837,500 to 2,587,500 shares, and directed that the amendment be submitted for consideration and action at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE EMPLOYEE PLAN.

  The Employee Plan is administered by the Compensation Committee. The persons eligible to participate in the Employee Plan are the officers and other key employees of the Company or its subsidiaries (approximately 100 individuals). However, it is not possible at this time to determine who may be selected to receive additional options or the size of the grants. Options granted under the Employee Plan may be either "incentive stock options", that is, options which meet the requirements of Section 422A of the Internal Revenue Code of 1986 (the "Code"), or nonqualified stock options, that is, options which do not meet such requirements. Incentive stock options may be granted only to employees. The aggregate fair market value (determined as of the date of grant) of the stock for which an optionee's incentive stock options will vest in any calendar year may not exceed $100,000. No options may be granted under the Employee Plan later than February 27, 2001.

  The exercise price per share for each option granted under the Employee Plan may not be less than the fair market value of the Company's Common Stock on the date of grant. For any option recipient who owns more than 10% of the Company's voting stock (a "Ten Percent Owner") at the time of grant, the exercise price must be at least 110% of fair market value. The Compensation Committee will set the terms and vesting schedule of each option, provided, however, that no term may exceed ten years from the date of grant, and the term of an incentive stock option granted to a Ten Percent Owner may not exceed five years.

  Payment upon exercise of an option may be made in cash or, with the consent of the Compensation Committee, in Common Stock of the Company valued at its then-current fair market value, or by a combination of cash and Common Stock.

  Generally, options may be exercised only by the individual to whom the option is granted, and are not transferable or assignable, except that in the event of an optionee's death or legal disability, the optionee's heirs or legal representatives may exercise the options for a period not to exceed one year. Options will cease to be exercisable upon termination of the optionee's service to the Company, except that with the consent of the Compensation Committee such options (other than options held by a person who is terminated for cause) may remain exercisable for up to three months after termination. Notwithstanding the preceding, the Compensation Committee is authorized, either at the time of grant or any time thereafter, to provide that an optionee or, in the event of death, the optionee's estate, may exercise his or her options during such periods and in such amounts as the Compensation Committee shall determine.

  In the event of an agreement to dispose of all or substantially all of the assets or capital stock of the Company by means of a sale, merger, or other transaction, outstanding options will, with the approval of the Compensation Committee and the Board of Directors, and conditioned upon consummation of such agreement, become immediately exercisable during the period beginning with the date of such agreement and ending on the date on which the assets or capital stock are disposed of. At that later date, the Employee Plan and any unexercised options will terminate.

  The Board of Directors may terminate or amend the Employee Plan without the approval of the Company's stockholders, but stockholder approval would be required in order to amend the Employee Plan to increase the total number of shares, to change the class of persons eligible to participate in the Employee Plan, to extend the maximum ten-year exercise period or to permit an option exercise price to be fixed at less than 100% of the fair market value as of the date of grant.

  Certain Federal Income Tax Consequences. Options designated as incentive stock options are intended to fall within the provisions of Section 422 of the Code. An optionee recognizes no taxable income as the result of the grant or exercise of such an option. If the stock acquired upon exercise of an option is held at least until (i) two years following grant of the option and (ii) one year following exercise, then any gain on subsequent sale of the stock will be taxed as a long-term capital gain. In that case, the Company will not be entitled to any deduction for federal income tax purposes. In general, if an optionee sells shares within two years after the date of grant or within one year after the date of exercise, the excess of the fair market value of the shares at the date of exercise over the option exercise price (not to exceed the gain realized on the sale) will be taxable as ordinary income at the time of sale. A gain in excess of that amount will be a long-term or short-term capital gain, depending on the length of time the stock was held. If the optionee sells the stock for less than the option exercise price, the loss will be a long-term or short-term capital loss and no income will be recognized. Any ordinary income recognized by the optionee upon the disposition of stock would be deductible by the Company for federal income tax purposes.

  Nonqualified stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of an option, the optionee normally recognizes ordinary income in the amount of the difference between the option price and the fair market value on the date of exercise. Such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the date of recognition of income, will be taxed as short-term or long-term capital gain or loss, depending upon the length of time the optionee has held the stock from the date of recognition of income. No tax deduction is available to the Company with respect to the grant of the option or the sale of stock acquired pursuant thereto. The Company would be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of the option.

                      RATIFICATION OF THE APPOINTMENT OF
                            INDEPENDENT ACCOUNTANTS

  The Board of Directors has appointed KPMG Peat Marwick as independent accountants of the Company for the fiscal year ending March 31, 1996 and has further directed that the appointment be submitted for ratification by the stockholders at the Annual Meeting.

  KPMG Peat Marwick is an internationally recognized firm of independent accountants and has audited the Company's financial statements since fiscal 1992. A representative of KPMG Peat Marwick will be present at the Annual Meeting and will be available to make a statement, if he or she so desires, and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

                                 OTHER MATTERS

  Management of the Company does not know of any matter to be acted upon at the Annual Meeting other than the matters described above. If any other matter properly comes before the Annual Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment.

                            EXECUTIVE COMPENSATION

  The table below sets forth the compensation of the Company's Chief Executive Officers and each of the four most highly compensated executive officers (the "Named Executive Officers") for services rendered to the Company during Fiscal 1995 and, where applicable, 1994 and 1993:

                          SUMMARY COMPENSATION TABLE

                                                                       LONG-
                                                                       TERM
                                       ANNUAL COMPENSATION ($)        AWARDS
                                    -------------------------------- ---------
                             FISCAL                     OTHER ANNUAL NUMBER OF    ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR   SALARY      BONUS  COMPENSATION  OPTIONS  COMPENSATION (1)
- - ---------------------------  ------ --------    ------- ------------ --------- ----------------
Richard J. Heckmann......     1995  $300,000    150,000       --      60,000        $5,551
 Chairman, President and      1994   300,000    150,000       --      40,000         4,432
 Chief Executive Officers     1993   262,500    105,000       --      45,000         4,417
Michael J. Reardon.......     1995  $150,000     25,000       --      15,000         3,983
 Executive Vice President
  and                         1994   125,000     30,000       --      15,000         1,252
 Chief Operating Officer      1993   125,000      7,500    10,417(2)  10,000         3,646
Thierry Reyners..........     1995  $167,236        --        --      15,000           --
 Executive Vice President     1994    44,017(3)     --        --      15,000           --
Nicholas C. Memmo........     1995  $135,000     20,000       --      22,500         4,389
 Executive Vice President     1994   122,538     20,000       --      22,500         2,918
                              1993    90,573     20,000       --      30,000         2,900
Donald L. Bergmann.......     1995  $127,500     20,000       --         --          4,493
 Vice President, General
  Counsel and                 1994   121,250     20,000       --      10,000         4,378
 Secretary                    1993   116,667      5,000    31,632(2)  10,000         3,447

- - --------
(1) Comprises Company's 50% matching contribution to the 401(k) Plan and the Company's cost for supplemental life and disability insurance.
(2) Relocation expenses.
(3) For the period after first becoming employed by the Company.

  The table below sets forth information with respect to stock options granted to the Named Executive Officers in Fiscal 1995 under the Company's 1991 Employee Stock Option Plan. The options listed below are included in the Summary Compensation Table above.

                     OPTION GRANTS IN THE LAST FISCAL YEAR

                                     INDIVIDUAL GRANTS
                         ------------------------------------------
                                                                    POTENTIAL REALIZABLE
                                 % OF TOTAL                           VALUE AT ASSUMED
                                  OPTIONS                           RATES OF STOCK PRICE
                                 GRANTED TO                             APPRECIATION
                                 EMPLOYEES                           FOR OPTION TERM ($)
                                 IN FISCAL    EXERCISE   EXPIRATION ---------------------
      NAME               GRANTED    YEAR    PRICE (S/SH)    DATE       5%         10%
      ----               ------- ---------- ------------ ---------- --------- -----------
Richard J. Heckmann..... 60,000    11.5%       12.79      8/19/04    $482,000  $1,223,000
Michael J. Reardon...... 15,000     2.8%       12.79      8/19/04     120,000     305,000
Thierry Reyners......... 15,000     2.8%       12.79      8/19/04     120,000     305,000
Nicholas C. Memmo....... 22,500     4.3%       12.79      8/19/04     181,000     459,000
Donald L. Bergmann......    --       --          --           --          --          --

  The table below sets forth information with respect to stock options exercised by the Named Executive Officers in Fiscal 1995 and the number and value of unexercised options held by such persons on March 31, 1995:

       OPTION EXERCISES IN FISCAL 1995 AND FISCAL YEAR END OPTION VALUE

                                               NUMBER OF         VALUE OF
                                              UNEXERCISED       UNEXERCISED
                                                OPTIONS           OPTIONS
                        SHARES               MARCH 31, 1995   MARCH 31, 1995
                       ACQUIRED              -------------- -------------------
                          ON       VALUE      EXERCISABLE/     EXERCISABLE/
                       EXERCISE REALIZED (1) UNEXERCISABLE   UNEXERCISABLE(2)
                       -------- ------------ -------------- -------------------
Richard J. Heckmann...  15,000    $183,525   170,625/91,875 $1,002,032/$169,841
Michael J. Reardon....     --          --     92,505/26,250 $  623,303/$ 44,844
Thierry Reyners.......     --          --     11,250/18,750 $   15,781/$ 36,093
Nicholas C. Memmo.....  15,000      71,325    46,875/35,625 $   91,171/$ 65,387
Donald L. Bergmann....  11,250      55,938    18,850/11,250 $   23,438/$ 11,562

- - --------
(1) Before taxes.
(2) Before taxes. The dollar value reported is based on the difference between the exercise price of the outstanding option and the closing price of the Company's Common Stock on March 31, 1995, $15.50 per share. The closing price of the Company's Common Stock on June 30, 1995 on the New York Stock Exchange was $19.00.

  Stock Option Plans. The Company has a Directors Stock Option Plan and an Employee Stock Option Plan, which Plans are described on pages 4 through 7 of this Proxy Statement. Information as to options granted to the Named Executive Officers of the Company and its subsidiaries is included on this page 9.

  Incentive Plans. For Fiscal 1994 and 1995, the Company maintained a discretionary bonus plan under which bonus awards were awarded in, respectively, December 1993 and 1994 by the Compensation Committee to certain senior executives, including as indicated in the table on page 8, to the Named Executive Officers. The amounts awarded were or are payable over the ensuing calendar year.

  Pension Plans. The Company has a defined contribution savings plan (the "Savings Plan"), which offers eligible employees an opportunity to make long-term investments on a regular basis through salary contributions. These contributions are supplemented by a 50% matching employer contribution. Substantially all United States employees of the Company and its subsidiaries are eligible to participate in the Savings Plan if they complete 90 days of service. An employee may contribute a specified percentage of compensation, as defined in the Savings Plan, and the Company matches 50% of the employee's contribution for the first 7% of the employee's compensation. The Company's contribution for employees vests in increments of one-third per year. The Savings Plan is intended to qualify as a Section 401(k) cash or deferred arrangement whereby a portion or all of an employee's elective contributions and the Company's matching contributions are not subject to federal income taxes at the time of contribution to the plan, and the plan is subject to the restrictions imposed by the Internal Revenue Code. One such restriction of the Internal Revenue Code limits the annual amount of employee contributions not subject to tax. This limit is $9,240 in calendar 1995. Information as to the Company's matching contributions to the Named Executive Officers is included in the table on page 8.

  Retirement Program. Effective April 1, 1995, the Company established a defined benefit pension plan for five of its senior executives, including Messrs. Heckmann, Reardon and Memmo. Under this plan (the "Retirement Program"), the executive becomes entitled to receive from the Company at age 60 an annual retirement income, payable for 15 years equal to 50% of the executive's final five year average compensation. This benefit accrues on a percentage basis over the number of years of service of the executive from his date of hire with the Company to the attainment of age 60. The benefit accrued vests commencing after five years of service, 50% at that time, and 10% each year thereafter. A reduced benefit is payable at age 55 and if the executive's employment with the Company terminates before age 55, a deferred benefit, to the extent vested, is payable at or after age 55 based upon the executive's accrued benefit prior to termination.

  The following are the benefits payable per year for 15 years under the Retirement Program for Messrs. Heckmann, Reardon and Memmo, assuming that their compensation increases 5% annually and that their employment with the Company continues until age 60, namely, for Mr. Heckmann, 9 years, for Mr. Reardon, 19 years and for Mr. Memmo 27 years: Richard J. Heckmann $332,427; Michael J. Reardon $233,743; and Nicholas C. Memmo $293,343.

  Termination of Employment and Change-In-Control Agreements. The Company has entered into Executive Retention Agreements with each of the Named Executive Officers, other than Mr. Reyners, and certain additional executives of the Company. Each of those agreements (the "Agreements") is identical, except as to the severance multiple, below described. Mr. Reyners has a separate employment agreement which provides for a severance payment in the event his employment is terminated, other than for cause, equal to his annual base compensation. The Agreements provide for the employment of the Named Executives in their respective positions with the Company or as otherwise determined, provided the duties to be performed are those of a senior executive or manager of the Company. The Agreements provide that under certain conditions, including if the Executive's employment is terminated without cause, the executive has the right to receive from the Company an amount equal to, in the case of Messrs. Memmo and Bergmann one times such individuals annual salary, in the case of Mr. Heckmann, three times his annual salary and in the case or Mr. Reardon, two times his annual salary. Following a Change-In-Control of the Company, the Agreements provide for certain benefits if, within one year of the Change-In-Control, the Executive's employment is terminated without cause, or if certain other conditions of the executive's employment are altered. In any such event, the Named Executives have the right to receive the same multiple of their annual salary above described, but including their latest incentive award or target incentive, if greater, and the Company is also obligated to maintain for one year for the executive the welfare and retirement plans available to the executive or to provide an equivalent. Under the Agreements, and subject to the language thereof, a Change-In-Control of the Company is defined to occur if (i) any person or group acquires 50% or more of the Company's voting securities, (ii) during any two year period there is a change in a majority of the Board of Directors of the Company, (iii) there is a consolidation or merger of the Company or if there is a transfer of substantially all of the Company's assets or (iv) a plan of complete liquidation of the Company is approved by the stockholders.

            REPORT OF COMPENSATION COMMITTEE ON ANNUAL COMPENSATION

COMPENSATION COMMITTEE

  The Compensation Committee determines the compensation of the executive officers of the Company, presently comprising Richard J. Heckmann, Chairman of the Board, President and Chief Executive Officer, and eleven additional individuals. The Compensation Committee also administers the Company's 1991 Employee Stock Option Plan, including the grant of options under that Plan, and the Retirement Program. The present members of the Compensation Committee, all of whom are outside directors, are Alfred E. Osborne, Jr., James E. Clark, John L. Diederich and C. Howard Wilkins, Jr. Mr. Osborne serves as Chairman of the Committee

BACKGROUND

  Following the change in control and management of the Company in 1990 and in the course of the acquisitions effected by the Company since 1991, Mr. Heckmann and the other members of the Board of Directors have selected the Company's senior management. The Company has retained independent consulting firms to review the Company's executive compensation levels and programs and to provide input to the Compensation Committee.

COMPENSATION POLICY AND PRACTICE

  The Company's executive compensation policy is directed at achieving the following goals:

    To maintain a close relationship between compensation and shareholder value;

    To recognize and reward individuals for their contributions and commitment to the growth and profitability of the Company; and

    To secure and retain the highest caliber of executives through competitive levels of total compensation.

  These goals have been fundamental to the management team since 1990. However, in view of the evolution of and significant changes in that team, including by reason of the many acquisitions effected by the Company since 1991, the Company's executive compensation program has had a limited history, with the focus being upon base salary, discretionary bonuses and options granted under the Company's 1991 Employee Stock Option Plan.

BASE COMPENSATION AND BONUS

  In determining base compensation for the Company's executive officers, the Compensation Committee assesses the relative contribution of each executive to the Company, the background and skills of each individual and the particular opportunities and problems which the individual confronts in his position with the Company. These factors are then assessed in the context of competitive market factors, including competitive opportunities with other companies. The Committee may also supplement base compensation through discretionary bonuses in the course of its ongoing assessments of the performance of the Company executive officers. In making its assessments of the Company's executive officers, other than Mr. Heckmann, the Committee gives significant consideration to the views of Mr. Heckmann, including with respect to awards of stock options, next discussed.

STOCK OPTIONS

  The Board of Directors believes that the Company, its shareholders and its executive officers and other employees are well served by stock options. Accordingly, the Board of Directors views options granted under the 1991 Employee Stock Option Plan as important to an effective executive compensation policy. The same rationale is also applicable to the Company's outside directors under the Company's 1991 Directors Stock Option Plan, pursuant to which awards are granted on April 1 of each year. The Company believes that not less than 10% of the Company's outstanding equity securities should be available for employee stock options and its policy of option grants by the Compensation Committee has reflected and can be expected to continue to reflect this belief.

CHIEF EXECUTIVE OFFICER

  In determining the compensation of the Company's President and Chief Executive Officer during the Company's last fiscal year, the Compensation Committee focused upon the goals above described. The additional options that were granted during that year reflect the Company's increased revenues, from $147,870,000 for the fiscal year ended March 31, 1994 to $272,032,000 for the fiscal year ended March 31, 1995, and an increase in profitability, from $4,986,000 to $8,331,000, respectively, for those fiscal years. (The amounts for the fiscal year ended March 31, 1994 do not include the restatement for that period resulting from the merger of Liquipure Technologies, Inc. in July 1994 and accounted for as a pooling of interests). Also during the same period the Company initiated efforts resulting in the public sale in April 1995 of 6,900,000 shares of Common Stock and acquired several businesses, including Liquipure Technologies, Inc. and Smogless S.p.A.

                                          Alfred E. Osborne, Jr., Chairman
                                          James E. Clark
                                          John L. Diederich
                                          C. Howard Wilkins, Jr.

COMPARATIVE STOCK PERFORMANCE

  The chart below sets forth line graphs comparing the performance of the Company's Common Stock against the New York Stock Exchange Composite Stock Index and an appropriate "peer group" index for the five year period commencing April 1, 1990 and ending March 31, 1995. The "peer group" index consists of the common stock of Calgon Carbon Corporation, Ionics, Incorporated, Osmonics, Inc. and Wheelabrator Technologies Inc. The indices assume that the value of the investment in United States Filter Corporation Common Stock and each index was $100 on April 1, 1990 and that dividends were reinvested.



                       (PERFORMANCE GRAPH APPEARS HERE)



                                 3/30/90 3/28/91 3/31/92 3/31/93 3/31/94 3/31/95
                                 ------- ------- ------- ------- ------- -------
U.S. Filter Common Stock........ $100.00 $122.36 $322.78 $421.94 $356.54 $392.39
NYSE Composite Stock Index......  100.00  109.87  119.48  133.49  132.22  145.06
Peer Group Index................  100.00  141.79  155.01  189.23  170.87  134.77

- - --------
  Peer Group Index includes: Calgon Carbon Corporation, Ionies Incorporated, Osmonics Inc. and Wheelabrator Technologies Inc.

                            PRINCIPAL STOCKHOLDERS

  Set forth below is information as of June 30, 1995 concerning the ownership of the Company's Common Stock, Series A Preferred Stock and Series B Preferred Stock by (i) all persons or entities known to the Company to be beneficial owners of more than 5% of the outstanding Common Stock or Series A or Series B Preferred Stock, (ii) each director of the Company, (iii) each of the Named Executive Officers and (iv) all executive officers and directors of the Company as a group. Except as otherwise indicated and subject to applicable community property and similar laws, each of the persons or entities named has sole voting and investment power with respect to the securities owned.

                                                                   COMMON STOCK
                                                               -------------------------
                                                               NUMBER OF     PERCENTAGE
       BENEFICIAL OWNERS (1)                                   SHARES(2)     OF CLASS(2)
       ---------------------                                   ---------     -----------
Eastern Associated Securities Corporation(3).................  3,041,092         13.7%
Laidlaw, Inc.(4).............................................  2,965,829(5)      12.1%
The TCW Group, Inc.(6).......................................    860,975          3.8%
Warburg, Pincus Capital Company, L.P.(7).....................  1,832,500          8.2%
Richard J. Heckmann..........................................    662,147          2.8%
Michael J. Reardon...........................................    121,179(8)         *
Tim L. Traff.................................................    157,847            *
Nicholas C. Memmo............................................     56,256            *
Thierry Reyners..............................................     15,000            *
Donald L. Bergmann...........................................     18,750            *
James R. Bullock(9)..........................................     12,000(10)        *
James E. Clark...............................................     68,000            *
John L. Diederich(11)........................................     27,500            *
J. Atwood Ives(12)...........................................     26,000(13)        *
Arthur B. Laffer.............................................     56,000            *
Alfred E. Osborne, Jr........................................     61,450            *
C. Howard Wilkins, Jr........................................     95,000            *
All Directors and officers as a group (19 persons)...........  1,377,129          6.0%
                                                                  PREFERRED STOCK
                                                               -------------------------
                                                               NUMBER OF     PERCENTAGE
                                                                SHARES        OF CLASS
                                                               ---------     -----------
Series A Convertible Preferred Stock
 Aluminum Company of America(14).............................    880,000(15)    100.0%
Series B Convertible Preferred Stock
 Laidlaw, Inc. ..............................................    139,518(15)    100.0%

- - --------
*   Less than 1%.
 (1) The address of each person listed in this table, except as otherwise noted, is c/o United States Filter Corporation, 73-710 Fred Waring Drive, Palm Desert, California 92260.
 (2) The numbers of shares shown includes shares that may be acquired upon the exercise of options or warrants or the conversion of outstanding convertible debentures within 60 days of the date of this Proxy Statement. Such numbers are as follows: Mr. Heckmann--193,125; Mr. Reardon--96,255; Mr. Traff--37,500; Mr. Memmo--56,250; Mr. Reyners--
     15,000; Mr. Bergmann--18,750; Mr. Bullock--12,000; Mr. Clark--44,000; Mr.
     Diederich--26,000; Mr. Ives--26,000; Mr. Laffer--44,000; Mr. Osborne-- 44,000; Mr. Wilkins--44,000; all directors and executive officers as a group--656,880; and Laidlaw Inc.--2,500,000.
 (3) The address of Eastern Associated Securities Corporation is c/o Eastern Enterprises, 9 Riverside Road, Weston, Massachusetts 02193.
 (4) The address of Laidlaw Inc. is 3221 North Service Road, Burlington, Ontario, Canada L7R 3Y8.
 (5) Consists of 465,829 shares of Common Stock owned of record and 2,500,000 shares issuable upon exercise of warrants.
 (6) The address of TCW Group, Inc. is 865 South Figueroa Street, Los Angeles, California 90017.
 (7) The address of Warburg Pincus Capital Company, L.P. is 466 Lexington Avenue, New York, NY 10017.
 (8) Includes 1,800 shares that Mr. Reardon holds as trustee for the benefit of his father-in-law, and as to which Mr. Reardon disclaims beneficial ownership.
 (9) The address of Mr. Bullock is c/o Laidlaw Inc., 3221 North Service Road, Burlington, Ontario, Canada L7R 3Y8.

(10) Excludes 2,965,289 shares that are beneficially owned by Laidlaw Inc., of which Mr. Bullock is the President and Chief Executive Officer.
(11) The address of Mr. Diederich is c/o Aluminum Company of America is Alcoa Building, 425 Sixth Avenue, Pittsburgh, Pennsylvania 15219.
(12) The address of Mr. Ives is c/o Eastern Enterprises, 9 Riverside Road, Weston, Massachusetts 02193.
(13) Reflects 26,000 shares issuable upon exercise of options, as to which Mr. Ives has agreed to transfer to Eastern Enterprises any precuniary benefit which he may derive from such options. Excludes 3,041,092 shares that are beneficially owned by Eastern Enterprises, of which Mr. Ives is the Chairman and Chief Executive Officer.
(14) The address of Aluminum Company of America is Alcoa Building, 425 Sixth Avenue, Pittsburgh, Pennsylvania 15219.
(15) Each share of Series A and Series B Preferred Stock is convertible into
     1.5 shares of Common Stock.

                  SECURITIES AND EXCHANGE COMMISSION REPORTS

  Under the securities laws of the United States, the Company's directors, its executive officers and any persons beneficially holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by these dates. All of these filing requirements were satisfied. In making these statements, the Company has relied on copies of the reports that its officers and directors have filed with the Commission.

                              PROXY SOLICITATION

  The cost of soliciting the proxies for the Special Meeting will be borne by the Company. This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock. The Company will, upon request, reimburse such parties for their charges and expenses in connection therewith.

                 STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

  Stockholder proposals intended to be presented at the 1996 annual meeting of stockholders of the Company must be received by March 27, 1996. Any such proposals should be addressed to the Secretary of the Company, 73-710 Fred Waring Drive, Suite 222, Palm Desert, California 92260.

                                          By Order of the Board of Directors

                                          Donald L. Bergmann
                                          Secretary

July 24, 1995

                       UNITED STATES FILTER CORPORATION

                           73-710 FRED WARING DRIVE
                         PALM DESERT, CALIFORNIA 92260

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON SEPTEMBER 11, 1995

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 The undersigned hereby appoints Richard J. Heckmann and Donald L. Bergmann, and each of them as proxies, each with the power to appoint his substitute, and hereby authorizes any of them to represent and to vote, as designated on the reverse side of this proxy card, all shares of common stock, par value $.01 per share (the "Common Stock"), of United States Filter Corporation (the "Company"), which the undersigned is entitled to vote at an Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on September 11, 1995 commencing at 9:30 a.m., Pacific Daylight Time, at the Radisson Resort Hotel, 76-661 Highway 111, Indian Wells, California 92210 or any adjournment or postponement thereof as follows on the reverse side of this proxy card:

                        (TO BE SIGNED ON REVERSE SIDE)

[X]  PLEASE MARK YOUR   +++                                         +
     VOTES AS IN THIS   +                                           +
     EXAMPLE.                                                       +++++


                      FOR        WITHHELD
1. Election of        [_]          [_]       NOMINEES: James R. Bullock, Arthur
   four Directors                            B. Laffer, Alfred E. Osborne, Jr.
                                             and Michael J. Reardon

INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through such nominee's name.



__________________________________



2. The Proposal to approve an amendment      FOR        AGAINST       ABSTAIN
   to the Company's 1991 Employee Stock      [_]          [_]           [_]
   Option Plan.

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no directions are specified, this proxy will be voted FOR proposal's 1 and 2.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.




SIGNATURE _______________ DATED _______ SIGNATURE _______________  DATED _______
                                                   (Signature if
                                                   Jointly Owned)

Note: Please sign exactly as name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian please give your full title. If a corporation, please sign in full corporate name by president, or other authorized officer. If a partnership please sign in partnership name by authorized person.

                       UNITED STATES FILTER CORPORATION

                           73-710 FRED WARING DRIVE
                         PALM DESERT, CALIFORNIA 92260

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON SEPTEMBER 11, 1995

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 The undersigned hereby appoints Richard J. Heckmann and Donald L. Bergmann, and each of them as proxies, each with the power to appoint his substitute, and hereby authorizes any of them to represent and to vote, as designated on the reverse side of this proxy card, all shares of Series A voting cumulative convertible preferred stock, par value $.10 per share (the "Series A Preferred Stock"), of United States Filter Corporation (the "Company"), which the undersigned is entitled to vote at an Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on September 11, 1995 commencing at 9:30 a.m., Pacific Daylight Time, at the Radisson Resort Hotel, 76-661 Highway 111, Indian Wells, California 92210 or any adjournment or postponement thereof as follows on the reverse side of this proxy card:

                        (TO BE SIGNED ON REVERSE SIDE)

X  PLEASE MARK YOUR
   VOTES AS IN THIS
   EXAMPLE.

- - --
ORFWITHHELD

ORF
AGAINST
   ABSTAIN




1. Election of four Directors
NOMINEES: James R. Bullock, Arthur B. Laffer, Alfred E. Osborne, Jr. and
   Michael J. Reardon
2. The Proposal to approve an amendment to the Company's 1991 Employee Stock Option Plan.
In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no directions are specified, this proxy will be voted FOR proposal's 1 and 2.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.
INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through such nominee's name.
- - -------------
SIGNATURE ______ DATED _ SIGNATURE _____  DATED _
                               (Signature
                               if
                               Jointly
                               Owned)
Note:Please sign exactly as name or names appear hereon. When signing as attorney, executor, ad-ministrator, trustee or guardian please give your full title. If a corporation, please sign in full corporate name by president, or other authorized officer. If a partnership please sign in partnership name by authorized person.

                       UNITED STATES FILTER CORPORATION

                           73-710 FRED WARING DRIVE
                         PALM DESERT, CALIFORNIA 92260

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON SEPTEMBER 11, 1995

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 The undersigned hereby appoints Richard J. Heckmann and Donald L. Bergmann, and each of them as proxies, each with the power to appoint his substitute, and hereby authorizes any of them to represent and to vote, as designated on the reverse side of this proxy card, all shares of Series B Voting convertible preferred stock, par value $.10 per share (the "Series B Preferred Stock"), of United States Filter Corporation (the "Company"), which the undersigned is entitled to vote at an Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on September 11, 1995 commencing at 9:30 a.m., Pacific Daylight Time, at the Radisson Resort Hotel, 76-661 Highway 111, Indian Wells, California 92210 or any adjournment or postponement thereof as follows on the reverse side of this proxy card:

                        (TO BE SIGNED ON REVERSE SIDE)

X  PLEASE MARK YOUR
   VOTES AS IN THIS
   EXAMPLE.

- - --
ORFWITHHELD

ORF
AGAINST
   ABSTAIN




1. Election of four Directors
NOMINEES: James R. Bullock, Arthur B. Laffer, Alfred E. Osborne, Jr. and
   Michael J. Reardon
2. The Proposal to approve an amendment to the Company's 1991 Employee Stock Option Plan.
In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no directions are specified, this proxy will be voted FOR proposal's 1 and 2.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.
INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through such nominee's name.
- - -------------
SIGNATURE ______ DATED _ SIGNATURE _____  DATED _
                               (Signature
                               if
                               Jointly
                               Owned)
Note:Please sign exactly as name or names appear hereon. When signing as attorney, executor, ad-ministrator, trustee or guardian please give your full title. If a corporation, please sign in full corporate name by president, or other authorized officer. If a partnership please sign in partnership name by authorized person.